SUPPLEMENT TO THE CLASS A PROSPECTUSES
OF
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Small Cap Value Fund
(Each a “Fund”, together the “Funds”)

The section entitled “Appendix A - Sales Charge Reductions and Waivers for Certain Intermediaries - Ameriprise Financial” is replaced with the following:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

August 5, 2021	SCR081/P201SP